EXHIBIT 99.2

Carl Casale Vice President, North America 2003 Merrill Lynch Chemicals Investor Conference March 19, 2003

Certain statements contained in this presentation, such as statements concerning the company's anticipated financial results, current and future product performance, regulatory approvals, currency impact, business and financial plans and other non-historical facts are "forward-looking statements." These statements are based on current expectations and currently available information. However, since these statements are based on factors that involve risks and uncertainties, the company's actual performance and results may differ materially from those described or implied by such forward-looking statements. Factors that could cause or contribute to such differences include, among others: fluctuations in exchange rates and other developments related to foreign currencies and economies; increased generic and branded competition for the company's Roundup herbicide; the accuracy of the company's estimates and projections, for example, those with respect to product returns and grower use of our products and related distribution inventory levels; the effect of weather conditions and commodity markets on the agriculture business; the success of the company's research and development activities and the speed with which regulatory authorizations and product launches may be achieved; domestic and foreign social, legal and political developments, especially those relating to agricultural products developed through biotechnology; the company's ability to continue to manage its costs; the company's ability to successfully market new and existing products in new and existing domestic and international markets; the company's ability to obtain payment for the products that it sells; the company's ability to achieve and maintain protection for its intellectual property; the effects of the company's accounting policies and changes in generally accepted accounting principles; the company's exposure to lawsuits and other liabilities and contingencies, including those related to intellectual property, regulatory compliance (including seed quality), environmental contamination and antitrust; the company's ability to fund its short-term financing needs; general economic and business conditions; political and economic conditions due to threat of future terrorist activity and related military action; and other risks and factors detailed in the company's filings with the U.S. Securities and Exchange Commission. Undue reliance should not be placed on these forward-looking statements, which are current only as of the date of this presentation. The company disclaims any current intention to revise or update any forward-looking statements or any of the factors that may affect actual results, whether as a result of new information, future events or otherwise. Forward-Looking Statements

Highlights Continued leadership in Roundup Growing biotechnology business Leadership position in genomics and seeds Ongoing commitment to the broadest and deepest pipeline in the industry Conservative growth assumptions during a challenging transition period Monsanto Continues to Transform Agriculture

$1.18 * $1.20 - $1.40 ** Earnings Per Share 37% 36% - 38% range Free Cash Flow *** 27% 25% - 27% range Receivables % of Sales Dedicated To Delivering on Cash and Earnings Commitments Capital Expenditures * Excludes goodwill impairment (FAS 142), restructuring charges and Argentine bad-debt reserve of $154M taken in Q2 2002 ** Excludes cumulative effect of new accounting standard (FAS143), estimated charge of approximately $0.06 per share *** Sum of cash flows from operations and investing activities $350 - $400M $639M $224M $300M Inventories % of Sales Quarterly Targets 85% - 90% of full-year EPS in first half 10% of full-year EPS in first quarter 2002 Results 2003 Target

Bayer / Aventis Syngenta Monsanto DuPont / Pioneer BASF Dow / Rohm & Haas Sumitomo Makhteshim-Agan FMC Ag Chem 6.09 5.385 3.8 1.922 3.114 2.627 0.733 0.653 0.653 Biotech / Seed 0.235 0.938 1.7 1.8 0.215 6.3 6.3 5.5 3.8 3.1 2.8 0.7 0.7 ($ billions) 2001 Revenues ($ billions) $6.3 $0.7 $0.7 $2.8 $3.1 $3.8 $5.5 $6.3 Crop Protection Industry Consolidation Driven By Lower Returns and Fewer Innovations Ciba Geigy ICI Rhone-Poulenc Bayer DuPont Dow Elanco Monsanto Sandoz Hoechst BASF Schering Am Cy Shell Sumitomo Rohm & Haas FMC Ag Chem 2.924 2.076 1.96 1.934 1.79 1.57 1.551 0.807 1.355 1.226 0.918 0.9 0.78 0.43 0.361 0.43 Seed 0.149 0.245 0.027 0.02 0.666 0.045 Total 3.073 2.321 1.987 1.934 1.79 1.59 1.551 1.472 1.4 1.222 0.918 0.82 0.803 0.445 0.361 0.43 Source: Phillips McDougall $3.1 $2.3 $2.0 $1.9 $1.8 $1.6 $1.6 $1.4 $1.2 $0.9 $0.9 $0.8 $0.4 $0.4 $0.4 $1.5 1991 Revenues $0.7

Recent Disclosure Regarding U.S. Department of Justice Monsanto has received civil process to provide documents and information related to our glyphosate business This is not a lawsuit Fully cooperating; process typically takes many months, and we're in the preliminary stage As industry leader, we would expect our conduct to be subject to scrutiny Weed control market highly competitive; glyphosate pricing began declining before patent expiration Our products and strategies have contributed to a decrease in the cost of weed and insect control in major crops We believe we have acted appropriately in a very competitive industry

Roundup Remains U.S. Market Leader Despite Increased Competition Millions of gallons * POG (Use) reflects Monsanto estimates of actual use by grower, known as product on ground or POG 40 38 MON Full-Year Sales and POG Volumes 56 49 Market Full-Year POG (Use)* 2003 Forecast 2002 Actual 2002 Results: Overall market decline because of unfavorable weather Roundup was U.S. market leader with 77% brand share Continued pricing pressure, down 11% Roundup WeatherMAX launch enhanced high-value product offerings 2003 Expectations: Overall glyphosate market growth in mid- teens Continued competitive pricing environment Aggressive market share defense Bulk tank distribution remains key Monsanto competitive advantage Low 70s 77% Brand Share 2003 Forecast 2002 Actual U.S. Roundup Brand Volumes U.S. Roundup Brand Share

Discount to WeatherMAX Touchdown Glyphos Roundup Strategy Solidifies Brand Position in Highly Competitive Market Touchdown IQ Glyphomax Plus Competitor Monsanto Market Value Added GlyStar Glyphos Extra Glyphos ClearOut 41+ Source: Monsanto estimates based on market research Monsanto Private Labels

Roundup Portfolio Covers Range of Grower Needs Monsanto Private Labels Patented Roundup WeatherMAX with TranSorb II Technology delivers: Unsurpassed weed control - State-of-the-art handling Performance consistency - Roundup Rewards support Proven crop safety Roundup Original is better value than imitators, with years of proven performance Non-branded offerings compete against low-end imitators

Roundup Rewards Adds Significant Value to the Roundup Brand Roundup Rewards program benefits include: 30-minute rainfast warranty Performance guarantees Protection for trait investment Sales and technical service Since 1997, more than 180,000 growers have received more than $280 million in benefits Source: Roundup Rewards Assessment Study Average dollar per acre Total Area North Central East North Central West Plains South Average Dollars per Acre 3.02 3.04 2.65 3.16 3.88 Perceived Value per Acre for Roundup Rewards by Growers

As Ag Market Evolves, Monsanto Offers Retailer Best High-Tech Options, Margins Commitment to retail distribution reinforced in late 1990s Roundup bulk tank system introduced Introduction of branded seed and traits to retailer portfolio Rapid uptake of biotech traits Best margin opportunities for retailers reside with new technologies High-tier Roundup WeatherMAX preserves gross margin for retailer Seeds and traits add new sales opportunities Newest biotech innovations -- including stacked traits -- add incremental value Monsanto approach values and rewards service as well as sales Source: Marketing Horizons - July 2002 66% 36% 48% Monsanto DEKALB/Asgrow DuPont Pioneer Syngenta NK/Novartis Seeds 0% 20% 40% 60% 80% 100% Percent rating determined by top four on a 1-10 scale (Base = 463 Retailers) "Overall, as a supplier of both crop chemicals and seeds, rate each company."

While Roundup Remains Significant, Seeds and Traits Will Drive U.S. EBIT Roundup All Other Seed Trait 1998 63 17 3 17 1998 Actual 2003 Forecast Roundup All Other Seed Trait 2003 Forecast 32 16 14 38 Roundup 63% Roundup 30-35% Traits 17% Traits 35-40% Seed 3% Seed 10-15% Other Chemistries 17% Other Chemistries 15%

U.S. trait acres grew 13% in 2002 U.S. Bollgard II cotton and YieldGard Rootworm corn to be launched in 2003 U.S. early order intentions for 2003 look good, particularly in corn Biotechnology Continues To Grow from Existing Traits U.S. Planted Biotech Acres Acres planted with Monsanto technology (millions) 1996 1997 1998 1999 2000 2001 2002 Soybeans 1.2 7.9 29.1 40.5 45 54.8 60 Corn 0 2.3 12.3 17.6 17.3 18.9 26 Cotton 1.8 2.7 4.8 8.2 9.7 11.2 10.4 Canola 0 0 0 0.2 0.7 0.9 0.9 Source: Monsanto estimates

Growers Remain Satisfied with Biotech Trait Performance Source: Marketing Horizons Percent very/somewhat satisfied 96% 93% 93% 0% 20% 40% 60% 80% 100% Roundup Ready Soybeans Roundup Ready Corn YieldGard Corn Borer 95% 97% 96% 97% 92% 96% 97% 86% 83% 93% 96% '98 '99 '00 '01 '02 '98 '99 '00 '01 '02 '99 '00 '01'02

Conventional Conventional RR 2000 Est. seed 18 17 17 59 herbicide 34 21 14 17 Roundup Ready 9 8.6 $52 $38 $40 Technology Herbicide Seed 1995 2002 $ per acre Roundup Ready Soybeans Conventional Soybeans Roundup Ready Soybeans Deliver Superior Value to Farmers Conventional Soybeans 1996 1997 1998 1999 2000 2001 2002 Monsanto brands 0.1 0.29 0.66 0.79 0.85 0.93 0.96 Total U.S. seed 0.02 0.13 0.45 0.6 0.67 0.78 0.84 Monsanto Brands: Asgrow, DEKALB and Hartz Source: Doane Market Research Soybean Seed Sold with Roundup Ready Trait Grower System Cost

Trait Growth Potential Will Continue To Upgrade Corn Seed Value Monsanto Brands: Asgrow and DEKALB 1998 1999 2000 2001 2002 Monsanto brands 0.16 0.31 0.35 0.46 0.6 Total U.S. seed 0.18 0.23 0.25 0.26 0.33 Source: Doane Market Research U.S. Corn Seed Sold with Traits

Opportunity for Corn Trait Growth Is Significant 1 5 % o r L e s s 1 6% - 3 0% 3 1% - 4 5% 4 6 % o r G r e a t e r 42% Source: Sparks 2002 biotech trait penetration of total cultivated corn acres 25% 16% 36% 6% 26% 27% 35% 30% 22% 38% 48% 51% 49% 49% 3% 33% 39% 24% 53% 32% 37% 36% 36% 25% 38% 5%

Grower Benefits: 90%+ grower satisfaction No. 1 reason growers use Roundup Ready corn is better weed control Growers place $9.20 more value per acre than conventional systems, reducing their cost by 5% Future: Penetration of 20M acres by 2005 would result in reduction of traditional corn herbicides by 10M acres Monsanto's U.S. corn herbicide share would increase from 18% today to 24% in 2005 Roundup Ready Corn Broadens Potential in Corn Market Un-treated weedy check Roundup Ready corn treated with Roundup 1998 1999 2000 2001 2002 Roundup Ready corn acres (including stacks) 0.9 2.1 2.7 4.6 7.8 Competitors U.S. Roundup Ready Corn Acreage Growth

Control YieldGard Rootworm YieldGard Rootworm Corn Is Technology Breakthrough for Corn Growers YG-RW 0.05 Gaucho 1.44 Prescribe 0.83 Lorsban 0.59 Poncho 0.578 Force 0.42 0-3 Nodal Injury Scale Opportunity: 32 million U.S. acres infested; 15M currently treated Monsanto goal of 4-6M acres in 2005 Benefits: Superior season-long corn rootworm control Significant yield advantage Broad-spectrum insect control when stacked with YieldGard corn borer Reduces grower input costs Regulatory Status: U.S. approvals completed Canadian approvals completed Japanese environmental, food and feed safety approvals completed Approved 35 Academic Trials Summary - 2001 and 2002

YieldGard Rootworm Corn Launch Focused in Western Corn Belt Corn and soybean rotation Corn and soybean rotation Predominantly continuous corn Commercial Strategy 750K to 1M acres available in 2003 Demand expected to exceed supply YieldGard Rootworm will be primary product available; stacked traits in limited quantities Expected average grower price of $18 per acre in Monsanto brands $1-$3 increase above current premium corn rootworm insecticides Reflects yield and convenience benefits Launched with DEKALB and Asgrow brands plus licensees Launch concentrated in Western Corn Belt Areas with High Rootworm Infestations and High Interest in YieldGard Rootworm Corn Protection

Trait Stacking Is One-Stop Shopping for Farmer; Incremental Margin for Monsanto


Corn Potential
Grower price per acre at U.S. retail based on individual trait values
$80
$70
$60
$50
$40
$30
$20
$10
$0
Roundup
Trait
Traditional Base Seed
Roundup Ready
YieldGard Corn Borer
YieldGard Rootworm
Total

2003F: 70% - 75% of Monsanto brands will carry one trait
30% - 35% of Monsanto brands will be stacked

MONSANTO

21

1996 1999 2002 * Share of U.S. Grower Input Costs: seeds, traits, herbicides, insecticides (includes all Monsanto herbicides, branded and licensed technologies sold by other seed companies) ** Monsanto traits only for cotton (no Monsanto branded seeds) U.S. Seed and Trait Expansion Has Allowed Monsanto to Earn Larger Share of Grower Purchases 8% 42% 52% Soybeans Monsanto Share* All Other: Non Monsanto Monsanto Herbicide Monsanto branded seed and traits Monsanto traits sold by others East 92.1 7 0.7 0.2 All Other - Non Monsanto Monsanto Herbicide Monsanto Branded Seed & Trait Monsanto Traits Sold by Others 2002 58 19.2 15.1 7.7 Cotton ** 10% 31% 45% Monsanto Share* All other Chem Seed traits Sold by others East 90 3 0 7 All other Chem Seed traits Sold by others East 69 11 0 20 All other Chem Seed traits Sold by others East 55 18 0 27 Source: Monsanto, industry estimates All other (non-Monsanto) inputs Monsanto branded seed and traits Monsanto herbicide Monsanto traits sold by others Corn 7% 17% 19% Monsanto Share* All other Chem Seed traits East 92.7 7.2 0 0 All other Chem Seed traits Sold by others East 83 7.6 7.6 2.2 All other Chem Seed traits Sold by others East 81 8.9 6.7 3.1